EXHIBIT 32.2
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Jupitermedia Corporation (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher J. Baudouin, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ Christopher J. Baudouin
--------------------------------
Christopher J. Baudouin
Executive Vice President and Chief Financial Officer
March 16, 2005


      THIS CERTIFICATION IS MADE SOLELY FOR THE PURPOSE OF 18 U.S.C. SS. 1350, SUBJECT TO THE KNOWLEDGE STANDARD THEREIN, AND NOT FOR ANY OTHER PURPOSE.